Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 1 TO COMMERCIAL LOAN SALE AGREEMENT
(ARCC CLO 2006 LLC)

THIS AMENDMENT NO. 1 TO THE COMMERCIAL LOAN SALE AGREEMENT, dated as of July 17, 2009 (this “Amendment”), is entered into in connection with that certain Commercial Loan Sale Agreement, dated as of July 7, 2006 (as amended, modified, waived, supplemented or restated through the date hereof, the “Sale Agreement”), by and between Ares Capital Corporation, a Maryland corporation, as the originator (together with its successors and assigns in such capacity, the “Originator”) and ARCC CLO 2006 LLC, a Delaware limited liability company, as the trust depositor (together with its successors and assigns in such capacity, the “Trust Depositor”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale Agreement or in the Sale and Servicing Agreement, dated as of July 7, 2006 (as amended, modified, waived, supplemented or restated through the date hereof, the “Sale and Servicing Agreement”), by and among ARCC Commercial Loan Trust 2006, a statutory trust created and existing under the laws of the State of Delaware, as the issuer (together with its successors and assigns in such capacity, the “Issuer”), ARCC CLO 2006 LLC, a Delaware limited liability company, as the trust depositor (together with its successors and assigns in such capacity, the “Trust Depositor”), Ares Capital Corporation, a Maryland corporation, as the servicer (together with its successor and assigns, in such capacity, the “Servicer”), and as the originator (together with its successor and assigns, in such capacity, the “Originator”), U.S. Bank National Association as the trustee (together with its successors and assigns, in such capacity, the “Trustee”), and as the collateral administrator (together with its successor and assigns, in such capacity, the “Collateral Administrator”), Lyon Financial Services as the backup servicer (together with its successors and assigns, in such capacity, the “Backup Servicer”), and Wilmington Trust Company as the owner trustee (together with its successors and assigns, in such capacity, the “Owner Trustee”).

R E C I T A L S

WHEREAS, the Trust Depositor and the Originator have entered into the Sale Agreement, and, pursuant to and in accordance with Section 8.01 thereof, the parties hereto desire to amend the Sale Agreement, in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recital, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.         AMENDMENT.

The opening paragraph of Section 3.01(p) of the Sale Agreement is hereby amended and restated in its entirety as follows:

“(p)         Nonconsolidation. Each of the Trust Depositor and the Originator conducts its affairs such that the Trust Depositor or the Originator would not be substantively consolidated in the estate of the other and their respective separate existences would not be disregarded in the event of the Originator’s bankruptcy. Without limitation to any of the foregoing, the Trust Depositor has not and shall not, and solely with respect to clause (xxxii) below, the Originator has not and shall not:”

SECTION 2.         AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Sale Agreement are hereby ratified and shall remain in full force and effect.  After this Amendment becomes effective, all references to the Sale Agreement, and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Sale Agreement shall be deemed to mean the Sale Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale Agreement other than as expressly set forth herein, and shall not constitute a novation of the Sale Agreement.

SECTION 3.         REPRESENTATIONS.

Each of the Originator and the Trust Depositor, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)           the execution, delivery and performance by it of this Amendment and the Sale Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Sale Agreement as amended hereby by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           each of this Amendment and the Sale Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi)          it is not in default under the Sale Agreement, as amended hereby; and

(vii)         upon giving effect to this Amendment, there is no Servicer Default under the Sale and Servicing Agreement.

SECTION 4.         CONDITIONS TO EFFECTIVENESS.

Pursuant to Sections 8.01(a) and (c)-(d) of the Sale Agreement, the effectiveness of this Amendment is conditioned upon furnishing written notification to each Rating Agency,

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obtaining written confirmation from Moody’s that this Amendment satisfies the Moody’s Rating Condition, obtaining written confirmation from S&P that this Amendment satisfies the S&P Rating Condition, and obtaining the consent of the Trustee. Upon satisfaction of the foregoing conditions, the Sale Agreement as amended hereby shall be deemed to be effective as of July 7, 2006.

SECTION 5.         MISCELLANEOUS.

(a)           For the avoidance of doubt, the undersigned agree that the indemnities set forth in Article XII of the Sale and Servicing Agreement shall apply to the Trustee with respect to the actions the Trustee is taking in connection with this Amendment.

(b)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)           This Amendment may not be amended or otherwise modified except as provided in the Sale Agreement.

(e)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment or the Sale Agreement.

(f)            Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)           This Amendment and the Sale Agreement represent the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

(h)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE SALE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE SALE AGREEMENT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE ORIGINATOR:	ARES CAPITAL CORPORATION

	By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

THE TRUST DEPOSITOR:	ARCC CLO 2006 LLC

By: ARES CAPITAL CORPORATION, its sole member

	By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

ACKNOWLEDGED
AND AGREED TO BY:

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, as the Trustee

	By:	/s/ John T. Edwards
Name: John T. Edwards
Title: Assistant Vice President